MET INVESTORS SERIES TRUST

SUPPLEMENT DATED SEPTEMBER 30, 2015

TO THE

PROSPECTUS DATED MAY 1, 2015, AS AMENDED

AUGUST 20, 2015

JPMORGAN CORE BOND PORTFOLIO

Effective October 1, 2015, the following changes are made to the prospectus of JPMorgan Core Bond Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers.    Barbara Miller, Managing Director of JPMIM, Peter D. Simons, CFA, Executive Director of JPMIM, Henry Song, CFA, Executive Director of JPMIM and Christopher Nauseda, Vice President of JPMIM, have managed the Portfolio since 2015, 2013, 2013 and 2015, respectively.

In the section entitled “Additional Information About Management,” the fifth through eighth paragraphs in the subsection entitled “The Subadviser” are deleted in their entirety and replaced with the following:

A team of investment professionals led by Barbara Miller, Managing Director and Lead Portfolio Manager, Peter D. Simons, CFA, Executive Director and Portfolio Manager, Henry Song, CFA, Executive Director and Portfolio Manager and Christopher Nauseda, Vice President and Portfolio Manager, manage the Portfolio.

Ms. Miller joined JPMIM or its predecessor firms in 1994 and is currently the head of the U.S. Value Driven Platform within JPMIM’s Global Fixed Income, Currency & Commodities Group. She has led the team responsible for managing the Portfolio since September 2015.

Mr. Simons joined JPMIM in 2001 as a Junior Portfolio Manager and became a Portfolio Manager in 2004. He is responsible for managing institutional taxable bond portfolios.

Mr. Song joined JPMIM in 2005 as an analyst and became a Junior Portfolio Manager in 2007 and a Portfolio Manager in 2010. He is responsible for managing institutional taxable bond portfolios.

Mr. Nauseda joined JPMIM or its predecessor firms in 1982 and is a Portfolio Manager for the U.S. Value Driven team. He is responsible for assisting with certain funds managed by JPMIM and managing institutional taxable bond portfolios.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE